                                                                EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D. Lee Tobler and Nicholas J. Calise, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which they may deem necessary or advisable to enable The B.F.Goodrich Company (the "Company") to comply with the Securities Act of 1933 (the "Act") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to 25 million shares of the Company's Common Stock ($5 par value) to be issued in connection with the acquisition of Rohr, Inc., including power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Company) to Registration Statements on Form S-4, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have subscribed this 20th day of October, 1997.

/s/ Jeanette Grasselli Brown       /s/ David L. Burner
------------------------------     ---------------------------------------
(Jeanette Grasselli Brown)              (David L. Burner)
     Director                      Chairman of the Board, President and
                                   Chief Executive Officer, and Director
                                        (Principal Executive Officer)


/s/ George A. Davidson, Jr.        /s/ Richard K. Davidson
------------------------------     ---------------------------------------
 (George A. Davidson, Jr.)             (Richard K. Davidson)
        Director                            Director

/s/ James J. Glasser                /s/ Jodie K. Glore
------------------------------     ---------------------------------------
  (James J. Glasser)                    (Jodie K. Glore)
        Director                            Director

/s/ Douglas E. Olesen              /s/ Richard de J. Osborne
------------------------------     ---------------------------------------
     (Douglas E. Olesen)                 (Richard de J. Osborne)
           Director                             Director


/s/ Joseph A. Pichler              /s/ Alfred M. Rankin, Jr.
------------------------------     ---------------------------------------
    (Joseph A. Pichler)                (Alfred M. Rankin, Jr.)
        Director                            Director


/s/ Steven G. Rolls                /s/ Ian M. Ross
------------------------------     ---------------------------------------
     (Steven G. Rolls)                   (Ian M. Ross)
Vice President and Controller              Director
(Principal Accounting Officer)


/s/ D. Lee Tobler                  /s/ A. Thomas Young
------------------------------     ---------------------------------------
    (D. Lee Tobler)                       (A. Thomas Young)
  Executive Vice President                     Director
        and Director
 (Principal Financial Officer)